PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

Dear Shareholder:

     The Preferred Income Opportunity Fund is off to a good start in Fiscal 2001. The total return on net asset value in the fiscal first quarter ended February 28th was 5.56%. These strong results helped the Fund achieve a return of 13.23% for the trailing twelve months through February.

     It is nice to see this progress also reflected in the market price of the Fund's shares. The discount of the market price from the net asset value has typically been rather erratic. However, the discount has generally narrowed recently, and it has virtually disappeared on several occasions. As a result, total returns on market value have exceeded the returns on net asset value stated above.

     The Fund has done well in a market environment that most investors would like to forget. The common stock market has taken it on the chin, and the overall economy appears to be feeling some sympathetic pains. As Washington has debated the merits of tax cuts, the Federal Reserve Bank has moved to stimulate the economy by lowering interest rates. Lower interest rates are generally helpful to investors in bonds and preferreds, and that includes us.

     Falling interest rates helped the Fund in a couple of ways. The Fed's actions most directly affected short-term interest rates. That brought down the cost of the Fund's leverage, which is determined every 49 days. As the decline spilled over to long-term interest rates, the market value of the Fund's portfolio of preferreds appreciated. So far, that's two for two.

     As we should expect, falling interest rates also produced losses on the Fund's hedges. As usual, we hedged the portfolio in an effort to limit the Fund's exposure to the risk of interest rates going up and the value of the portfolio declining. We did this by purchasing put options on Treasury bond futures contracts, which created something of a "safety net" below the level of the market. When interest rates went down and preferred prices increased, the hedges were simply unneeded "insurance". However, the cost of acquiring them was easily absorbed in a strong market.

     Within the portfolio, hybrid preferreds led the performance parade in the last quarter, while traditional preferreds lagged behind. Hybrids appeared to benefit, both directly and indirectly, from increased interest by individual investors abandoning the common stock market in search of income and safety. In contrast, corporate investors, who typically buy traditional preferreds because of their tax advantages, generally overlooked exceptionally attractive values (in our opinion) in that sector. In the absence of a crystal ball, diversifying the Fund's portfolio over various types of preferreds has definite advantages.

     Don't forget the Fund's web site at WWW.PREFERREDINCOME.COM. It is an easy way to keep up to date on the recent progress of the Fund. We invite your comment and suggestions for improving the web site.

                                Sincerely,

                                /S/ ROBERT T FLAHERTY

                                Robert T. Flaherty
                                CHAIRMAN OF THE BOARD

March 19, 2001

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
SUMMARY OF INVESTMENTS
FEBRUARY 28, 2001 (UNAUDITED)
----------------------------------------------
                                                                      PERCENT
                                                        VALUE         OF TOTAL
                                                       (000'S)       NET ASSETS
                                                       -------       ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities ....................................   $ 10,260            5.3%
     Banking ......................................     11,522            6.0
                                                      --------          -----
         Total Adjustable Rate ....................     21,782           11.3
                                                      --------          -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities ....................................     61,612           31.8
     Banking ......................................     36,573           18.9
     Financial Services ...........................     30,178           15.6
     Insurance ....................................     20,325           10.5
     Oil and Gas ..................................     13,716            7.1
     Miscellaneous Industries .....................      5,382            2.8
                                                      --------          -----
         Total Fixed Rate .........................    167,786           86.7
                                                      --------          -----
TOTAL PREFERRED STOCKS  AND SECURITIES ............    189,568           98.0
COMMON STOCKS
     Utilities ....................................        604            0.3
COMMERCIAL PAPER ..................................      1,730            0.9
PURCHASED PUT OPTIONS .............................        389            0.2
                                                      --------          -----
TOTAL INVESTMENTS .................................    192,291           99.4
OTHER ASSETS AND LIABILITIES (NET) ................      1,202            0.6
                                                      --------          -----
     TOTAL NET ASSETS .............................   $193,493          100.0%
                                                      ========          =====

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                                                        DIVIDEND
                                                      DISTRIBUTION      NET ASSET        NYSE         REINVESTMENT
                                                          PAID            VALUE      CLOSING PRICE      PRICE (1)
                                                      ------------      ---------    -------------    ------------
December 31, 2000 .................................     $0.0680          $10.67        $10.38            $10.34
January 31, 2001 ..................................      0.0680           10.93         10.65             10.58
February 28, 2001 .................................      0.0680           11.06         10.50             10.92
--------------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
                                ------------------------------------------------

OPERATIONS:
     Net investment income .....................................................................        $  3,047,203
     Net realized loss on investments sold .....................................................          (1,115,555)
     Net unrealized appreciation of investments during the period ..............................           5,563,144
                                                                                                        ------------
         Net increase in net assets from operations ............................................           7,494,792

DISTRIBUTIONS:
     Dividends paid from net investment income to MMP* shareholders ............................          (1,392,776)
     Distributions  paid from net realized capital gains to MMP* shareholders ..................                  --
     Dividends paid from net investment income to Common Stock  shareholders (2) ...............          (2,274,863)
     Distributions  paid from net realized  capital gains to Common Stock Shareholders .........                  --
                                                                                                        ------------
     Total Distributions .......................................................................          (3,667,639)
                                                                                                        ------------
NET INCREASE IN NET ASSETS: ....................................................................           3,827,153

NET ASSETS:
     Beginning of period .......................................................................         189,666,278
                                                                                                        ------------
     End of period .............................................................................        $193,493,431
                                                                                                        ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

OPERATING PERFORMANCE:
     Net asset value, beginning of period ......................................................        $      10.68
                                                                                                        ------------
     Net investment income .....................................................................                0.27
     Net realized loss and unrealized appreciation on investments ..............................                0.40
                                                                                                        ------------
     Net increase in net asset value resulting from investment operations ......................                0.67

DISTRIBUTIONS:
     Dividends  paid  from net  investment  income to MMP*  Shareholders .......................               (0.13)
     Distributions  paid from net realized capital gains to MMP* Shareholders ..................                  --
     Dividends paid from net investment income to Common Stock  Shareholders (2) ...............               (0.20)
     Distributions  paid from net realized capital gains to Common Stock Shareholders ..........                  --
     Change in accumulated undeclared dividends on MMP* ........................................                0.04
                                                                                                        ------------
     Total distributions .......................................................................               (0.29)
                                                                                                        ------------
     Net asset value, end of period ............................................................        $      11.06
                                                                                                        ============
     Market value, end of period ...............................................................        $      10.50
                                                                                                        ============
     Common shares outstanding, end of period ..................................................          11,151,287
                                                                                                        ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income .....................................................................                7.01%**
     Operating expenses ........................................................................                1.65%**

--------------------------------------------------------

SUPPLEMENTAL DATA:++
     Portfolio turnover rate fiscal year to date ...............................................                   7%
     Net assets, end of period (in 000's) ......................................................        $    193,493
     Ratio of operating expenses to total average net assets including MMP* ....................                1.03%**

(1) These tables summarize the three months ended February 28, 2001 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2000.
(2) Includes income earned, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred TM Stock.
**  Annualized.
++ Information presented under heading Supplemental Data includes MMP*.

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert T. Flaherty, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Robert T. Flaherty, CFA
     Chairman of the Board
     and President
   Donald F. Crumrine, CFA
     Vice President
     and Secretary
   Robert M. Ettinger, CFA
     Vice President
   Peter C. Stimes, CFA
     Vice President
     and Treasurer

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com


QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
   INCOME OPPORTUNITY FUND?
   o If your shares are held in a Brokerage
     Account, contact your Broker.
   o If you have physical possession of your shares
     in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 1376
               Boston, MA  02104
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED
INCOME FUND INCORPORATED FOR THEIR INFORMATION.
IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES
OF THE FUND OR OF ANY SECURITIES MENTIONED IN
THIS REPORT.

                                (GRAPHIC OMITTED: PREFERRED LOGO)
                                PREFERRED
                                INCOME
                                OPPORTUNITY
                                ----
                                FUND
                                ----

                                Quarterly
                                  Report


                            February 28, 2001

                        web site: www.preferredincome.com